Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

 CHESAPEAKE LODGING TRUST REPORTS FIRST QUARTER RESULTS

ANNAPOLIS, MD, April 30, 2015 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended March 31, 2015.

HIGHLIGHTS

•	RevPAR: 3.0% pro forma increase for the 21-hotel portfolio over the same period in 2014.

•	Adjusted Hotel EBITDA Margin: 20 basis point pro forma decrease to 24.7% for the 21-hotel portfolio over the same period in 2014.

•	Adjusted Hotel EBITDA: $25.3 million.

•	Adjusted Corporate EBITDA: $20.7 million.

•	Adjusted FFO: $14.3 million or $0.26 per diluted common share.

•
Acquisitions: Acquired the 393-room Royal Palm South Beach Miami, a Tribute Portfolio Resort for a purchase price of $278.0 million. Subsequent to quarter end, acquired the 182-room Ace Hotel and Theater Downtown Los Angeles for a purchase price of $103.0 million.

•
Financings: Amended its revolving credit facility by converting to an unsecured credit facility, increasing facility size, reducing cost of borrowings, and extending the initial term. Closed on a $125.0 million two-year term loan.

•	Equity Offering: Completed a $154.0 million common share offering.

•	Dividend: Increased first quarter 2015 dividend by 17% to $0.35 per common share (4.3% annualized dividend yield based on the closing price of the Trust's common shares on April 29, 2015).
“Although we experienced a short-term negative impact in the first quarter and early second quarter from the renovation of guestrooms at three of our premier hotels in San Francisco and Boston, our hotel portfolio was significantly upgraded and is well positioned to deliver outperformance for the remainder of 2015,” said James L. Francis, Chesapeake Lodging Trust’s President and Chief Executive Officer.
Mr. Francis continued, “We are excited about our recent acquisitions of the Royal Palm in Miami South Beach and the Ace Hotel and Theater in Los Angeles. We have instituted numerous changes already in the

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

first 45 days after acquiring the Royal Palm, including its recent inclusion as the first hotel in Starwood’s Tribute Portfolio brand, and are on track to significantly increase profitability at the hotel in our initial year of ownership.”
CONSOLIDATED FINANCIAL RESULTS
The following is a summary of the consolidated financial results for the three months ended March 31, 2015 and 2014 (in millions, except share and per share amounts):

	Three months ended March 31,
	2015	2014
Total revenue	$109.3	$94.8

Net loss available to common shareholders	$(0.9)	$(0.2)
Net loss per diluted common share	$(0.02)	$(0.01)

Adjusted Hotel EBITDA	$25.3	$21.9

Adjusted Corporate EBITDA	$20.7	$18.0

AFFO available to common shareholders	$14.3	$12.2
AFFO per diluted common share	$0.26	$0.25

Weighted-average number of common shares outstanding - basic and diluted	54,178,494	48,961,556

HOTEL OPERATING RESULTS
Management assesses the operating performance of its hotels irrespective of the hotel owner during the periods compared using the following key operating metrics: occupancy, ADR, RevPAR, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin. The Trust uses the term "pro forma" to refer to metrics that include, or comparisons of metrics that are based on, the operating results of hotels under previous ownership for either a portion of or the entire period. As of March 31, 2015, the Trust owned 21 hotels. Since one of its hotels owned as of March 31, 2015 was acquired in March 2015 and another one of its hotels owned as of March 31, 2015 was acquired in October 2014, the key operating metrics below reflect the pro forma operating results for those hotels for all, or a certain period, of the three months ended March 31, 2015 and 2014.
Included in the following table are comparisons of the key operating metrics for the 21-hotel portfolio for the three months ended March 31, 2015 and 2014 (in thousands, except for ADR and RevPAR):

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

	Three months ended March 31,
	2015(1)	2014(1)	Change
Pro forma Occupancy	71.7%	74.7%	(300) bps
Pro forma ADR	$213.00	$198.64	7.2%
Pro forma RevPAR	$152.80	$148.39	3.0%

Pro forma Adjusted Hotel EBITDA	$29,644	$28,943	2.4%
Pro forma Adjusted Hotel EBITDA Margin	24.7%	24.9%	(20) bps

__________

(1)	Includes results of operations for certain hotels prior to their acquisition by the Trust.
Pro forma RevPAR increase for the first quarter 2015 was negatively impacted by (1) displacement from the guestroom renovations at the 502-room Hyatt Regency Boston, the 360-room Le Meridien San Francisco and the 313-room Hyatt Fisherman’s Wharf and (2) cancellations related to travel disruptions caused by harsher than normal winter weather, particularly in Boston. Excluding the estimated negative impact from the renovations and adverse weather conditions, pro forma RevPAR increase for the first quarter 2015 would have been approximately 9.5%. The Trust estimates the negative impact on the first quarter 2015 from the above mentioned events on pro forma Adjusted Hotel EBITDA and Adjusted Hotel EBITDA Margin was approximately $3.8 million and 250 basis points, respectively.
Hotel EBITDA, Adjusted Hotel EBITDA, Adjusted Hotel EBITDA Margin, Corporate EBITDA, Adjusted Corporate EBITDA, FFO, FFO available to common shareholders and AFFO available to common shareholders are non-GAAP financial measures within the meaning of the rules of the Securities and Exchange Commission. See the discussion included in this press release for information regarding these non-GAAP financial measures.
ACQUISITION ACTIVITY
On March 9, 2015, the Trust acquired the 393-room Royal Palm South Beach Miami, a Tribute Portfolio Resort located in Miami Beach, Florida for $278.7 million, including an assumed $125.0 million term loan and acquired working capital. The Trust entered into a new management agreement with HEI Hotels & Resorts to manage the hotel. The Trust also entered into a new franchise agreement with Starwood Hotels & Resorts.
On April 30, 2015, the Trust acquired the 182-room Ace Hotel and Theater Downtown Los Angeles located in Los Angeles, California for $101.7 million, including acquired working capital. The Trust entered into a management agreement with Ace Hotel Group to continue managing the hotel.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

FINANCING ACTIVITY
On March 4, 2015, the Trust amended its credit agreement by (1) converting it from a secured to an unsecured credit facility, (2) increasing the maximum size of the facility, (3) lowering the interest rate spread over LIBOR charged on outstanding borrowings, and (4) extending the initial term.
The amended credit agreement increases the maximum amount the Trust may borrow under the unsecured revolving credit facility from $250.0 million to $300.0 million, and also provides for the possibility of further future increases, up to a maximum of $450.0 million, in accordance with the terms of the amended credit agreement. The actual amount that the Trust can borrow under the unsecured revolving credit facility continues to be based on the value of the Trust's hotels included in the borrowing base, as defined in the amended credit agreement. The interest rate spread over LIBOR for borrowings under the unsecured revolving credit facility was reduced to LIBOR, plus 1.55% - 2.30% (the spread over LIBOR based on the Trust’s consolidated leverage ratio). The initial term of the amended credit agreement will now expire in March 2019, but the term may be extended for one year subject to satisfaction of certain customary conditions. The amended credit agreement has more favorable financial covenants, including the leverage ratio and minimum tangible net worth requirement, as compared to those in effect prior to the amendment, and has additional financial covenants typically found in similar unsecured revolving credit facilities, including a consolidated secured debt ratio, an unsecured leverage ratio and an unsecured debt service coverage ratio.
On March 9, 2015, the Trust assumed a $125.0 million term loan in conjunction with the acquisition of the Royal Palm South Beach Miami, a Tribute Portfolio Resort. The term loan was amended and restated at closing and provides for a new two-year term and, subject to customary conditions, also provides for a one-year extension. The loan is secured by the Royal Palm South Beach Miami, a Tribute Portfolio Resort and bears interest equal to LIBOR, plus 2.40%. Contemporaneous with the closing of the term loan, the Trust entered into an interest rate swap to effectively fix the interest rate for the new two-year term at 3.34% per annum.
CAPITAL MARKETS ACTIVITY
On March 27, 2015, the Trust completed an underwritten public offering of 4,600,000 common shares, including 600,000 shares sold pursuant to the underwriters’ exercise of their option to purchase additional shares. The Trust generated net proceeds of $153.8 million after deducting underwriting discounts and offering costs.
The Trust has not sold any common shares under its continuous at-the-market (ATM) program during 2015.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

DIVIDENDS
On January 15, 2015, the Trust paid dividends in the amounts of $0.30 per share to its common shareholders and $0.484375 per share to its preferred shareholders, both of record as of December 31, 2014. On January 26, 2015, the Trust declared dividends in the amounts of $0.35 per share payable to its common shareholders and $0.484375 per share payable to its preferred shareholders, both of record as of March 31, 2015. Both dividends were paid on April 15, 2015.
2015 OUTLOOK
The Trust is updating its 2015 outlook to incorporate its first quarter results, recent operating trends and fundamentals, the acquisitions of the Royal Palm South Beach Miami, a Tribute Portfolio Resort and the Ace Hotel and Theater Downtown Los Angeles, the amendment of its revolving credit facility, the assumption of a $125.0 million term loan, and the recent common share offering. The updated outlook assumes no additional acquisitions, dispositions, or financing transactions (in millions, except RevPAR and per share amounts):

Second Quarter 2015	Outlook
	Low	High
CONSOLIDATED:

Net income available to common shareholders	$20.1	$21.9
Net income per diluted common share	$0.34	$0.37

Adjusted Corporate EBITDA	$52.5	$54.5

AFFO available to common shareholders	$37.5	$39.3
AFFO per diluted common share	$0.63	$0.67

Corporate cash general and administrative expense	$2.4	$2.5
Corporate non-cash general and administrative expense	$1.9	$1.9

Weighted-average number of diluted common shares outstanding	59.0	59.0

22-HOTEL PORTFOLIO(1):

Pro forma RevPAR	$201.00	$205.00
Pro forma RevPAR increase over 2014(2)	5.5%	7.5%
Pro forma Adjusted Hotel EBITDA	$57.4	$59.5
Pro forma Adjusted Hotel EBITDA Margin	35.4%	35.9%
Pro forma Adjusted Hotel EBITDA Margin increase over 2014(2)	40 bps	90 bps

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

_____________

(1)	Outlook includes results of operations for the Ace Hotel and Theater Downtown Los Angeles prior to its acquisition by the Trust on April 30, 2015.

(2)	The comparable 2014 period includes results of operations for certain hotels prior to their acquisition by the Trust.

Full Year 2015	Updated Outlook		Previous Outlook
	Low	High	Low	High
CONSOLIDATED:

Net income available to common shareholders	$63.2	$68.9	$62.9	$68.2
Net income per diluted common share	$1.09	$1.19	$1.16	$1.25

Adjusted Corporate EBITDA	$174.9	$181.2	$158.0	$163.8

AFFO available to common shareholders	$130.3	$136.0	$119.9	$125.2
AFFO per diluted common share	$2.25	$2.35	$2.20	$2.30

Corporate cash general and administrative expense	$9.8	$10.3	$9.4	$10.2
Corporate non-cash general and administrative expense	$7.6	$7.6	$7.6	$7.6

Weighted-average number of diluted common shares outstanding	58.0	58.0	54.5	54.5

22-HOTEL PORTFOLIO(1):

Pro forma RevPAR	$187.00	$191.00	$186.00	$189.00
Pro forma RevPAR increase over 2014(2)	6.5%	8.5%	7.5%	9.5%
Pro forma Adjusted Hotel EBITDA	$199.3	$206.0	$175.0	$181.5
Pro forma Adjusted Hotel EBITDA Margin	32.7%	33.2%	32.5%	33.0%
Pro forma Adjusted Hotel EBITDA Margin increase over 2014(2)	125 bps	175 bps	75 bps	125 bps

___________

(1)
Updated outlook includes results of operations for the Royal Palm South Beach Miami, a Tribute Portfolio Resort prior to its acquisition by the Trust on March 9, 2015, and the Ace Hotel and Theater Downtown Los Angeles prior to its acquisition by the Trust on April 30, 2015.

(2)	The comparable 2014 period includes results of operations for certain hotels prior to their acquisition by the Trust.
NON-GAAP FINANCIAL MEASURES
The Trust reports the following eight non-GAAP financial measures that it believes are useful to investors as key measures of its operating performance: (1) Hotel EBITDA, (2) Adjusted Hotel EBITDA, (3) Adjusted Hotel EBITDA Margin, (4) Corporate EBITDA, (5) Adjusted Corporate EBITDA, (6) FFO, (7) FFO available to common shareholders and (8) AFFO available to common shareholders. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Hotel EBITDA – Hotel EBITDA is defined as total revenues less total hotel operating expenses. The Trust believes that Hotel EBITDA provides investors a useful financial measure to evaluate the Trust’s hotel operating performance.
Adjusted Hotel EBITDA – The Trust further adjusts Hotel EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for non-cash amortization of intangible assets and liabilities, including ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that Adjusted Hotel EBITDA provides investors with another useful financial measure to evaluate the Trust’s hotel operating performance.
Adjusted Hotel EBITDA Margin – Adjusted Hotel EBITDA Margin is defined as Adjusted Hotel EBITDA as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDA Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.
Corporate EBITDA – Corporate EBITDA is defined as net income before interest, income taxes, and depreciation and amortization. The Trust believes that Corporate EBITDA provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).
Adjusted Corporate EBITDA – The Trust further adjusts Corporate EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gains (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Corporate EBITDA provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
FFO – The Trust calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, impairment charges of depreciable real estate, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

FFO available to common shareholders – The Trust reduces FFO for preferred share dividends and dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments required by GAAP in reporting net income available to common shareholders and related per share amounts). FFO available to common shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s preferred shares and unvested time-based awards.
AFFO available to common shareholders – The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that AFFO available to common shareholders provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
CONFERENCE CALL
The Trust will host a conference call on Thursday, April 30, 2015 at 5:00 p.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 18774887. A simultaneous webcast of the call will be available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.
A replay of the conference call will be available two hours after the live call until midnight on May 7, 2015. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International callers). The conference call ID is 18774887. A webcast replay and transcript of the conference call will be archived and available on the Trust’s website for 12 months.
ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 22 hotels with an aggregate of 6,691 rooms in nine states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.
Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts, such as the Trust’s expectations regarding the future Hotel

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

EBITDA and Adjusted Hotel EBITDA of its existing hotels and the Trust’s second quarter and full year 2015 outlook. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: U.S. economic conditions generally and the real estate market and the lodging industry specifically; management and performance of the Trust's hotels; the Trust's plans for renovation of its hotels; supply and demand for hotel rooms in the Trust's markets; the Trust's competition; the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes; and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of April 30, 2015, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31, 2015	December 31, 2014
	(unaudited)
ASSETS
Property and equipment, net	$1,855,365	$1,580,427
Intangible assets, net	36,847	36,992
Cash and cash equivalents	29,282	29,326
Restricted cash	40,756	43,387
Accounts receivable, net	18,635	13,102
Prepaid expenses and other assets	24,713	10,637
Deferred financing costs, net	7,911	6,064
Total assets	$2,013,509	$1,719,935

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$709,086	$551,723
Accounts payable and accrued expenses	53,170	53,442
Other liabilities	37,825	32,788
Total liabilities	800,081	637,953

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; Series A Cumulative Redeemable Preferred Shares; 5,000,000 shares issued and outstanding ($127,422 liquidation preference)	50	50
Common shares, $.01 par value; 400,000,000 shares authorized; 59,651,190 shares and 54,818,064 shares issued and outstanding, respectively	597	548
Additional paid-in capital	1,292,222	1,138,391
Cumulative dividends in excess of net income	(78,755)	(57,007)
Accumulated other comprehensive loss	(686)	—
Total shareholders’ equity	1,213,428	1,081,982
Total liabilities and shareholders’ equity	$2,013,509	$1,719,935

SUPPLEMENTAL CREDIT INFORMATION:
Fixed charge coverage ratio(1)	2.67	2.65
Leverage ratio(1)	32.3%	31.1%
______________

(1)	Calculated as defined under the Trust’s revolving credit facility.

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended March 31,
	2015	2014
REVENUE
Rooms	$81,594	$70,839
Food and beverage	23,398	20,268
Other	4,298	3,667
Total revenue	109,290	94,774

EXPENSES
Hotel operating expenses:
Rooms	21,100	18,619
Food and beverage	18,466	16,210
Other direct	1,333	1,781
Indirect	43,005	36,149
Total hotel operating expenses	83,904	72,759
Depreciation and amortization	14,927	12,498
Air rights contract amortization	130	130
Corporate general and administrative	4,577	3,920
Hotel acquisition costs	369	—
Total operating expenses	103,907	89,307

Operating income	5,383	5,467

Interest income	—	—
Interest expense	(7,179)	(6,686)

Loss before income taxes	(1,796)	(1,219)

Income tax benefit	3,348	3,397

Net income	1,552	2,178

Preferred share dividends	(2,422)	(2,422)
Net loss available to common shareholders	$(870)	$(244)

Net loss per common share - basic and diluted	$(0.02)	$(0.01)

Weighted-average number of common shares outstanding - basic and diluted	54,178,494	48,961,556

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2015	2014
Cash flows from operating activities:
Net income	$1,552	$2,178
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,927	12,498
Air rights contract amortization	130	130
Deferred financing costs amortization	474	719
Share-based compensation	1,792	1,326
Other	(146)	(141)
Changes in assets and liabilities:
Accounts receivable, net	(3,711)	(5,050)
Prepaid expenses and other assets	(5,973)	(3,421)
Accounts payable and accrued expenses	(2,531)	2,135
Other liabilities	(10)	(7)
Net cash provided by operating activities	6,504	10,367

Cash flows from investing activities:
Acquisition of hotel, net of cash acquired	(153,592)	—
Deposit on hotel acquisition	(6,150)	—
Improvements and additions to hotels	(12,917)	(21,648)
Change in restricted cash	2,631	394
Net cash used in investing activities	(170,028)	(21,254)

Cash flows from financing activities:
Proceeds from sale of common shares, net of underwriting fees	153,962	—
Payment of offering costs related to sale of common shares	(184)	—
Borrowings under revolving credit facility	190,000	35,000
Repayments under revolving credit facility	(155,000)	—
Scheduled principal payments on mortgage debt	(2,584)	(2,479)
Payment of deferred financing costs	(2,321)	—
Payment of dividends to common shareholders	(16,281)	(12,811)
Payment of dividends to preferred shareholders	(2,422)	(2,422)
Repurchase of common shares	(1,690)	(430)
Net cash provided by financing activities	163,480	16,858
Net increase (decrease) in cash	(44)	5,971
Cash and cash equivalents, beginning of period	29,326	28,713
Cash and cash equivalents, end of period	$29,282	$34,684

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table calculates pro forma Hotel EBITDA, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin for the 21-hotel portfolio for the three months ended March 31, 2015 and 2014:

	Three Months Ended March 31,
	2015(1)	2014(1)
Total revenue	$119,870	$116,348
Less: Total hotel operating expenses	90,145	87,329
Hotel EBITDA	29,725	29,019

Add: Non-cash amortization(2)	(81)	(76)
Adjusted Hotel EBITDA	$29,644	$28,943

Adjusted Hotel EBITDA Margin	24.7%	24.9%

_____________

(1)	Includes results of operations for certain hotels prior to their acquisition by the Trust.

(2)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

The following table calculates Hotel EBITDA and Adjusted Hotel EBITDA contributed by the Trust’s hotel portfolio for the three months ended March 31, 2015 and 2014:

	Three Months Ended March 31,
	2015	2014
Total revenue	$109,290	$94,774
Less: Total hotel operating expenses	83,904	72,759
Hotel EBITDA	25,386	22,015

Add: Non-cash amortization(1)	(81)	(75)
Adjusted Hotel EBITDA	$25,305	$21,940
_____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three months ended March 31, 2015 and 2014:

	Three Months Ended March 31,
	2015	2014
Net income	$1,552	$2,178
Add: Depreciation and amortization	14,927	12,498
Interest expense	7,179	6,686
Less: Interest income	—	—
Income tax benefit	(3,348)	(3,397)
Corporate EBITDA	20,310	17,965

Add: Hotel acquisition costs	369	—
Non-cash amortization(1)	49	55
Adjusted Corporate EBITDA	$20,728	$18,020
____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

The following table reconciles net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months ended March 31, 2015 and 2014:

	Three Months Ended March 31,
	2015	2014
Net income	$1,552	$2,178
Add: Depreciation and amortization	14,927	12,498
FFO	16,479	14,676

Less: Preferred share dividends	(2,422)	(2,422)
Dividends declared on unvested time-based awards	(137)	(129)
Undistributed earnings allocated to unvested time-based awards	—	—
FFO available to common shareholders	13,920	12,125

Add: Hotel acquisition costs	369	—
Non-cash amortization(1)	49	55
AFFO available to common shareholders	$14,338	$12,180

FFO per common share - basic and diluted	$0.26	$0.25

AFFO per common share - basic and diluted	$0.26	$0.25
___________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table calculates forecasted pro forma Hotel EBITDA and Adjusted Hotel EBITDA for the 22-hotel portfolio for the three months ending June 30, 2015:

	Three Months Ending June 30, 2015
	Low	High
Total revenue	$162,070	$165,630
Less: Total hotel operating expenses	104,640	106,100
Hotel EBITDA	57,430	59,530

Less: Non-cash amortization(1)	(80)	(80)
Adjusted Hotel EBITDA	$57,350	$59,450
_____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

The following table reconciles forecasted net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three months ending June 30, 2015:

	Three Months Ending June 30, 2015
	Low	High
Net income	$22,680	$24,480
Add: Depreciation and amortization	16,840	16,840
Interest expense	8,260	8,260
Income tax expense	4,250	4,450
Less: Interest income	—	—
Corporate EBITDA	52,030	54,030

Add: Hotel acquisition costs	440	440
Non-cash amortization(1)	50	50
Adjusted Corporate EBITDA	$52,520	$54,520
_____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months ending June 30, 2015:

	Three Months Ending June 30, 2015
	Low	High
Net income	$22,680	$24,480
Add: Depreciation and amortization	16,840	16,840
FFO	39,520	41,320

Less: Preferred share dividends	(2,420)	(2,420)
Dividends declared on unvested time-based awards	(140)	(140)
Undistributed earnings allocated to unvested time-based awards	—	—
FFO available to common shareholders	36,960	38,760

Add: Hotel acquisition costs	440	440
Non-cash amortization(1)	50	50
AFFO available to common shareholders	$37,450	$39,250

FFO per common share:
Basic	$0.63	$0.66
Diluted	$0.63	$0.66

AFFO per common share:
Basic	$0.64	$0.67
Diluted	$0.63	$0.67

Weighted-average number of common shares outstanding:
Basic	58,545	58,545
Diluted	59,020	59,020
_____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table calculates forecasted pro forma Hotel EBITDA and Adjusted Hotel EBITDA for the 22-hotel portfolio for the year ending December 31, 2015:

	Year Ending December 31, 2015
	Low	High
Total revenue	$609,700	$621,000
Less: Total hotel operating expenses	410,130	414,680
Hotel EBITDA	199,570	206,320

Add: Non-cash amortization(1)	(320)	(320)
Adjusted Hotel EBITDA	$199,250	$206,000
_____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

The following table reconciles forecasted net income to Corporate EBITDA and Adjusted Corporate EBITDA for the year ending December 31, 2015:

	Year Ending December 31, 2015
	Low	High
Net income	$73,400	$79,150
Add: Depreciation and amortization	66,100	66,100
Interest expense	32,190	32,190
Income tax expense	2,200	2,700
Less: Interest income	—	—
Corporate EBITDA	173,890	180,140

Add: Hotel acquisition costs	810	810
Non-cash amortization(1)	200	200
Adjusted Corporate EBITDA	$174,900	$181,150
____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the year ending December 31, 2015:

	Year Ending December 31, 2015
	Low	High
Net income	$73,400	$79,150
Add: Depreciation and amortization	66,100	66,100
FFO	139,500	145,250
Less: Preferred share dividends	(9,690)	(9,690)
Dividends declared on unvested time-based awards	(530)	(530)
Undistributed earnings allocated to unvested time-based awards	—	—
FFO available to common shareholders	129,280	135,030

Add: Hotel acquisition costs	810	810
Non-cash amortization(1)	200	200
AFFO available to common shareholders	$130,290	$136,040

FFO per common share:
Basic	$2.25	$2.35
Diluted	$2.23	$2.33

AFFO per common share:
Basic	$2.27	$2.37
Diluted	$2.25	$2.35

Weighted-average number of common shares outstanding:
Basic	57,488	57,488
Diluted	57,963	57,963
____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Boston Marriott Newton	Newton, MA	430	July 30, 2010
4	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
5	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
6	W Chicago – City Center	Chicago, IL	403	May 10, 2011
7	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
8	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
9	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
10	Denver Marriott City Center	Denver, CO	613	October 3, 2011
11	Hyatt Herald Square New York	New York, NY	122	December 22, 2011
12	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
13	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	429	September 7, 2012
14	The Hotel Minneapolis, Autograph Collection	Minneapolis, MN	222	October 30, 2012
15	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
16	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
17	Le Meridien New Orleans	New Orleans, LA	410	April 25, 2013
18	Hyatt Fisherman’s Wharf	San Francisco, CA	313	May 31, 2013
19	Hyatt Santa Barbara	Santa Barbara, CA	200	June 27, 2013
20	JW Marriott San Francisco Union Square	San Francisco, CA	337	October 1, 2014
21	Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393	March 9, 2015
22	Ace Hotel and Theater Downtown Los Angeles	Los Angeles, CA	182	April 30, 2015
			6,691